UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22280

Goldman Sachs Credit Strategies Fund

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2012

Credit Strategies Fund

Goldman Sachs Credit Strategies Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussion and Analysis	2

Schedule of Investments	9

Financial Statements	15

Financial Highlights	18

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	32

Other Information	33

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS CREDIT STRATEGIES FUND

Principal Investment Strategies and Risks

The Credit Strategies Fund is a closed-end interval fund that invests opportunistically in, among other things, credit-related instruments, including debt securities, instruments and obligations of U.S. and non-U.S. government, corporate and other non-governmental entities and issuers, and preferred securities. The Fund’s investments in credit-related instruments are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. A number of instruments and strategies used by the Fund may involve non-investment grade securities, including without limitation distressed securities, special situation investments and collateralized loan obligations. Non-investment grade securities involve greater price volatility and present greater risks than higher rated fixed income securities. The Fund may purchase the securities of issuers that are in default. The Fund may also make substantial investments in derivative instruments. Derivative instruments may involve a high degree of financial and other risks. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and liquidity risk. These risks may result in greater share price volatility. The Fund may invest in foreign securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Fund may be unable to sell certain of its investments without a substantial drop in price, if at all. The Fund may also engage in foreign currency transactions for hedging purposes (including cross hedging) or for speculative purposes. Forward foreign currency exchange contracts are subject to the risk that the counterparty to the contract will default on its obligations. The Fund is non-diversified and may invest more of its assets in fewer issuers than diversified funds and may be more susceptible to adverse developments affecting any single issuer held in its portfolio and may be susceptible to greater losses because of these developments.

As an unlisted, closed-end interval fund, shareholders of the Fund are not able to have their shares redeemed or otherwise sell their shares on a daily basis. Instead, the Fund will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at net asset value. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to receive a portion of their Shares repurchased. The Fund is suitable only for investors who can bear the risks associated with limited liquidity of the Shares.

PORTFOLIO RESULTS

Goldman Sachs Credit Strategies Fund

Investment Objective

The Fund seeks a total return comprised of income and capital appreciation.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Global Corporate Credit Portfolio Management Team discusses the Goldman Sachs Credit Strategies Fund’s (the “Fund”) performance and positioning for the 12-month period ended March 31, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Common Shares generated an average annual total return, without sales charges, of 6.69%. These returns compare to the 0.29% average annual total return of the Fund’s benchmark, the Bank of America/Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (the “BofA/Merrill Lynch Index”) during the same time period.

Because the composition of the BofA/Merrill Lynch Index (e.g., short-term cash securities) is not comparable to the range of instruments in which the Fund may transact (e.g., various credit-related instruments), the BofA/Merrill Lynch Index is for informational purposes only. The benchmark is not necessarily an indication of how the Fund is managed nor of the Fund’s portfolio holdings.

Q	What economic and market factors most influenced the corporate credit markets as a whole during the Reporting Period?

A	The Reporting Period ended on a positive note for the corporate credit markets, but the corporate credit markets generally moved sideways through the early months of the Reporting Period, sold off in dramatic fashion during the third calendar quarter and then more than recouped lost ground through the second half of the Reporting Period. The volatility from the third quarter of 2011 to the fourth quarter of 2011 was largely caused by two factors.

First, ongoing uncertainty from the European sovereign debt crisis caused many market participants to fear two resulting outcomes for risk assets. After nearly two years of rising Greek credit risk, other sovereign risk, such as that seen in Italy and Spain, was suddenly no longer “risk free” and thus the health of bank balance sheets was called into question. The second factor was concern over slowing economic growth in China and other developing economies that have served as an engine to global economic growth in recent years.

Corporate fundamentals remained strong in 2011, but technicals, or supply and demand factors, cast a heavy shadow. Corporate balance sheets were healthy, and default rates remained well below historical averages, hovering in the 2% to 3% range. However, from a technical perspective, broker-dealers were unable or unwilling to commit significant capital during times of uncertainty, leading to a lack of liquidity and greater volatility than would have otherwise been expected.

As a result of a steady grind tighter in credit spreads (i.e., the narrowing differential in yields between corporate bonds and U.S. Treasury securities), and absolute low U.S. Treasury security yields, yields in the high yield corporate bond market fell to their lowest level in history, reaching 6.60% in May 2011. Such levels proved unsustainable as market participants became increasingly focused on Europe in the latter half of the calendar year. From its peak in late July to its trough in early October, the Barclays High Yield Index lost more than 10% of its value. A “risk on” and “risk off”

PORTFOLIO RESULTS

mentality was present during the final three months of 2011, as a strong October was followed by a weak November and then a strong December. Market volatility began to subside in the final weeks of the year, albeit on lighter trading volumes. Volatility in high yield mutual fund flows virtually mirrored the performance of the high yield corporate bond market. The lack of depth in the market exaggerated market volatility from the swings in fund flows. In advance of impending regulatory changes, broker-dealers de-risked their books and were carrying much lighter inventories of high yield corporate bonds. The inability and unwillingness of broker-dealers to be a provider of liquidity resulted, and may well continue to result, in our view, in more dramatic price swings going forward. As discussed in previous shareholder commentaries, we believe that participants in the corporate credit markets do not fully appreciate the lack of depth available to support the high yield corporate bond market in the event of material outflows. All that said, in the first quarter of 2012, the corporate credit markets performed well as investor risk aversion abated and demand for high yield corporate bonds increased.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	We entered the Reporting Period with a cautious but constructive view on the corporate credit markets. In turn, we maintained a defensive stance through much of the Reporting Period, continuing to focus on short-term high yield credit securities. During the late summer, as the markets moved to a decidedly negative sentiment, we became increasingly wary of market technicals and moved to a higher than average cash balance, reflecting our more cautious tone. In implementing this strategy, our team’s focus on capital preservation proved beneficial in minimizing losses during these months’ weakness in risk assets and allowed the Fund to perform well when sentiment once again turned positive during the fourth quarter of 2011 and into the first quarter of 2012.

Consistent with the cornerstone of our fundamentally-based investment process, which seeks total return comprised of income and capital appreciation through bottom-up security selection, the Fund’s performance during the Reporting Period is attributable to effective individual security selection across the spectrum of corporate credit.

Q	Which segments of the corporate credit sector most significantly affected Fund performance?

A	In general, the Fund’s positions in corporate bonds within the energy sector were meaningful positive contributors to its performance during the Reporting Period. Two issuers the Fund owned in this sector were the beneficiaries of merger and acquisition transactions, significantly boosting the Fund’s results. Specifically, a position in Petrohawk Energy bonds, which performed well and were upgraded to investment grade following the company’s acquisition by investment grade metals and mining company BHP Billiton, added value. Similarly, a position in Brigham Exploration bonds rallied materially on the news that the company was acquired by Statoil, Norway’s biggest oil and gas producer.

The Fund’s positions in municipal bonds also contributed positively to its performance during the Reporting Period.

From an individual security perspective, one of the Fund’s largest positive contributors to the Fund’s returns was a position in MGM Resorts International. The Fund owned the gaming company’s secured bonds that mature in 2014. We favored these bonds because we believed the company had transitioned from a focus on expansion to a focus on cash flow generation and deleveraging. Over the past couple of years, MGM Resorts International has successfully tapped the markets to opportunistically refinance and extend debt maturities and has also sold long-term land leases. We believe that MGM Resorts International has more recently become much more focused on improving its balance sheet and going forward may be opportunistic toward raising capital with proceeds likely earmarked to pay down some of its bank debt in the near term. The company has a large fixed cost base (i.e., operating leverage) in an industry that we expect to show continued gradual improvement and thus could benefit more from revenue increases. Additionally, the company has a major presence in Las Vegas while also having geographic diversification around the U.S. and globally. This is an important factor to consider because of the increase in regional gaming licenses being issued by cash-strapped states. Unlike MGM Resorts International, most regional gaming high yield issuers are beholden to a few locations outside of Las Vegas. MGM Resorts International also has exposure to Macau, which is currently one of the largest and fastest growing gaming markets.

PORTFOLIO RESULTS

The only notable individual detractor from the Fund’s performance during the Reporting Period was a small position in Great Atlantic & Pacific Tea Company, the food retailer that filed for Chapter 11 bankruptcy protection in December 2010. The company focused on the operational aspects of its restructuring throughout the Reporting Period, including renegotiating its primary supplier agreement, selling off certain stores and negotiating extensions to certain leases.

Q	Did the Fund’s duration and yield curve positioning strategy help or hurt its results during the Reporting Period?

A	The Fund does not use duration and yield curve positioning as active management strategies within its investment process. The Fund is focused solely on credit selection.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Fund used foreign currency exchange forward contracts to hedge the currency risk in non-U.S. dollar-denominated issues to U.S. dollars. The Fund also used interest rate swaps to reduce the duration of the portfolio, thereby limiting the Fund’s exposure to changes in interest rates. Lastly, the Fund used credit default swaps to tactically manage the Fund’s exposure to the high yield corporate bond market.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	During the Reporting Period, we favored short-dated credit with a bias toward those issuers that we believed had strong liquidity profiles and the ability to meet near-term obligations. We also added to the Fund’s position in municipal bonds. During the Reporting Period, we believed municipal bonds were in the midst of a pricing dislocation as a result of large outflows by retail investors, leading, in turn, to forced sales of more complex and difficult-to-analyze municipal bonds. Accordingly, we added to Fund positions in this sector, while we reduced the Fund’s exposure to convertible bonds, which we believed, in general, no longer offered attractive risk-adjusted returns.

Q	How was the Fund positioned at the end of March 2012?

A	As of March 31, 2012, approximately 48% of the Fund’s total net assets was invested in unsecured corporate bonds, 31% in secured corporate bonds, 22% in investment grade corporate bonds, 10% in bank loans, 4% in municipal bonds, 1% in preferred equity securities, 1% in convertible securities and 13% in cash and cash equivalents. The Fund had a total of 125 holdings from 84 issuers at March 31, 2012, with the Fund’s top corporate issuers, as measured by a percentage of total net assets invested, being CIT Group, International Lease and Finance, and Ally Financial.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	Going forward, we intend to continue seeking to capitalize on the inefficiencies across the entire spectrum of the corporate credit market as we manage the Fund. An environment of muted economic growth should be positive for a number of credits that have refinanced their balance sheets and reduced their borrowing costs over the past couple of years.

Given this backdrop, we believe that thoughtful issuer and security selection will be of paramount importance during the months ahead. At the end of March, we were especially focused on issuers with what we believed to be ample liquidity and sufficiently low levels of leverage to withstand a prolonged period of low economic growth. At the same time, we intend to continue to allocate investments to what we believe are the most attractive opportunities across the corporate credit quality spectrum and corporate capital structure, while targeting a low event risk and low interest rate risk portfolio.

As has been our stance for some time now, we believe short-dated credits offer opportunities to earn attractive risk-adjusted returns given both compelling fundamental valuations and structural inefficiencies in the corporate credit markets. From a fundamental perspective, the high degree of visibility on near-term cash flows and liquidity gives us a great deal of confidence in our security selection. We also view this segment of the market as structurally cheap due to a persistent inefficiency in the corporate credit markets wherein there are fewer natural buyers of short-dated non-investment grade credit because bonds with a final maturity of less than one year are excluded from high yield benchmarks. This creates, in our view, an excellent opportunity for non-benchmark oriented investors, such as us, to buy attractive bonds in the secondary market.

In the months ahead, our investment team will continue to perform rigorous fundamental analysis to identify what we believe to be the most attractive investment opportunities on a risk-adjusted basis.

FUND BASICS

Credit Strategies Fund
as of March 31, 2012

PERFORMANCE REVIEW

Bank of America/
Merrill Lynch USD
	Fund Total	LIBOR 1-Month	30-Day	30-Day
April 1, 2011–	Return	Constant Maturity	Standardized	Standardized
March 31, 2012	(based on NAV)[1]	Index[2]	Subsidized Yield[3]	Unsubsidized Yield[3]

Common Shares	6.69%	0.29%	4.03%	4.03%

[1]	The net asset value (“NAV”) represents the net assets of the Fund (ex-dividend) divided by the total number of shares outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Bank of America/Merrill Lynch USD LIBOR 1-Month Constant Maturity Index (“BofA/Merrill Lynch Index”) tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The BofA/Merrill Lynch Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. As such, the Fund, which invests primarily in corporate credit securities, may be expected to generate returns over various time periods with significant disparity from those of this benchmark index.

[3]	The 30-Day Standardized Subsidized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price (“POP”) per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders. The 30-Day Standardized Unsubsidized Yield does not reflect any applicable expense reductions.

STANDARDIZED TOTAL RETURNS[4]

For the period ended 3/31/12	One Year	Since Inception	Inception Date

Common Shares	4.07%	8.99%	6/15/09

[4]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2.5%.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Common Shares	1.50%	1.50%

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus and may differ from the expense ratios disclosed in the Financial Highlights in this report. Waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser and without shareholder approval. If this occurs, the expense ratios may change.

FUND COMPOSITION[6]

Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

FUND BASICS

TOP TEN INDUSTRY ALLOCATIONS[7]

As of March 31, 2012	Percentage of Net Assets

Finance	21.4%
Energy – Exploration & Production	21.0
Health Care – Medical Products	5.6
Gaming	4.6
Services Cyclical – Rental Equipment	3.7
Health Care – Services	3.0
Entertainment	3.0
Consumer Products	2.1
Lodging	1.9
Packaging	2.4

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. The table depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Performance Summary
March 31, 2012

The following graph shows the value, as of March 31, 2012, of a $10,000 investment made on June 15, 2009 (commencement of operations) in Common Shares (with the maximum sales charge of 2.5%). For comparative purposes, the performance of the Fund’s benchmark, the Bank of America/Merrill Lynch USD LIBOR 1-Month Constant Maturity Index, is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations currently in effect and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In addition to the investment adviser’s decisions regarding issuer/industry/country investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Credit Strategies Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from June 15, 2009 through March 31, 2012.

Average Annual Total Return through March 31, 2012	One Year	Since Inception
Common (Commenced June 15, 2009)
Excluding sales charges	6.69%	10.00%
Including sales charges	4.07%	8.99%

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments
March 31, 2012

Principal		Interest	Maturity
Amount		Rate	Date	Value

Secured Debt Obligations – 31.2%
Senior Term Loans(a) – 9.5%
Aerospace/Defense – 0.8%
Flying Fortress, Inc. (BB-/Ba3)
	$4,050,000	5.000%	02/23/17	$4,065,188

Consumer Products – 1.9%
ACCO Brands Corp. (BB+/Baa1)
	2,003,000	3.250	03/08/19	2,001,758
Grifols, Inc. (NR/NR)
	2,123,109	4.500	06/01/17	2,120,009
Prestige Brands, Inc. (B+/WR)
	1,818,409	5.297	01/31/19	1,828,265
Schaeffler AG (B/NR)
	4,000,000	4.750	01/27/17	4,016,880

				9,966,912

Diversified Manufacturing – 0.4%
Rexnord Corp. (B/WR)
	2,330,000	5.000	04/02/18	2,327,577

Energy – Services – 0.1%
Petrologistics LP (NR/NR)
	690,000	7.000	03/23/17	688,275

Entertainment – 1.6%
Caesars Entertainment Operating Co. (B/Caa1)
	8,718,000	3.242	01/28/15	8,294,392

Finance – 2.2%
Springleaf Finance Corp. (NR/NR)
	12,845,000	5.500	05/10/17	11,795,949

Media – Non Cable – 0.9%
Eastman Kodak Co. (NR/WR)
	394,210	8.500	07/20/13	400,450
Lin Television Corp. (NR/NR)
	533,663	5.000	12/21/18	535,664
Univision Communications, Inc. (B-/B2)
	3,788,246	2.244	09/29/14	3,727,748

				4,663,862

Real Estate Investment Trust – 1.4%
iStar Financial, Inc. (B+/Caa1)
	7,583,864	5.000	06/28/13	7,568,848

Retailers – 0.2%
BJ’s Wholesale Club, Inc. (B+/NR)
	1,335,000	5.250	09/28/18	1,340,914

TOTAL SENIOR TERM LOANS
(Cost $50,496,962)				$50,711,917

Other Secured Debt Obligations – 21.7%
Automotive(b)(c) – 0.3%
Pittsburgh Glass Works LLC (B+/B2)
	$1,455,000	8.500%	04/15/16	$1,447,725

Chemicals(b)(c) – 0.9%
Taminco Global Chemical Corp. (B-/Caa1)
	4,738,000	9.750	03/31/20	4,903,830

Consumer Products(b) – 0.2%
ACCO Brands Corp. (BB-/B1)
	774,000	10.625	03/15/15	843,660

Entertainment(b) – 1.4%
MU Finance PLC (NR/NR)
	5,656,000	8.375 (c)	02/01/17	6,094,340
GBP	871,000	8.750	02/01/17	1,497,653

				7,591,993

Finance(b)(c) – 4.9%
CIT Group, Inc. (BB-/B1)
	$6,161,000	4.750	02/15/15	6,207,208
	13,868,000	7.000	05/04/15	13,885,335
	5,885,000	7.000	05/02/16	5,892,356

				25,984,899

Gaming(b) – 4.6%
MGM Resorts International (B+/Ba2)
	20,115,000	10.375	05/15/14	22,880,812
Yonkers Racing Corp. (B+/B1)(c)
	1,503,000	11.375	07/15/16	1,619,483

				24,500,295

Health Care – Medical Products(b)(c) – 0.6%
DJO Finance LLC/DJO Finance Corp. (B+/B2)
	3,216,000	8.750	03/15/18	3,240,120

Health Care – Services – 3.0%
HCA, Inc. (BB/Ba3)(b)
	9,076,000	8.500	04/15/19	10,006,290
	5,444,000	7.875	02/15/20	5,981,595
US Oncology, Inc. (NR/NR)
	5,876,000	9.125	08/15/17	117,520

				16,105,405

Lodging(b) – 1.9%
Felcor Lodging LP (B-/B2)
	8,677,000	10.000	10/01/14	9,935,165

Media – Cable(b)(c) – 0.4%
LBI Media, Inc. (B-/B3)
	2,665,000	9.250	04/15/19	2,265,250

Media – Non Cable(b) – 0.3%
Gray Television, Inc. (CCC+/Caa2)
	1,535,000	10.500	06/29/15	1,596,400

Packaging(b)(c) – 1.0%
Reynolds Group Issuer, Inc. (BB-/Ba3)
	4,948,000	8.750	10/15/16	5,213,955

Paper(b) – 0.2%
AbitibiBowater, Inc. (BB-/B1)
	1,111,000	10.250	10/15/18	1,274,872

Services Cyclical – Rental Equipment(b) – 1.3%
Hertz Holdings Netherlands BV (B+/B1)
EUR	4,880,000	8.500	07/31/15	7,029,131

The accompanying notes are an integral part of these financial statements.          9

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)
March 31, 2012

Principal		Interest		Maturity
Amount		Rate		Date	Value

Secured Debt Obligations – (continued)

Tobacco(b) – 0.7%
Vector Group Ltd. (NR/B1)
	$3,570,000	11.000%		08/15/15	$3,744,037

TOTAL OTHER SECURED DEBT OBLIGATIONS
(Cost $111,822,474)					$115,676,737

TOTAL SECURED DEBT OBLIGATIONS
(Cost $162,319,436)					$166,388,654

Unsecured Debt Obligations – 48.3%
Automotive(b)(c) – 0.1%
Jaguar Land Rover PLC (B+/B1)
GBP	338,000	8.250%		03/15/20	$537,663

Brokerage – 1.4%
E*Trade Financial Corp. (B-/B2)(b)
	$2,612,000	7.875		12/01/15	2,664,240
	2,927,000	6.750		06/01/16	2,992,858
Morgan Stanley (A-/A2)
	1,778,000	0.769	(d)	01/09/14	1,690,860

					7,347,958

Chemicals(b) – 0.4%
CF Industries, Inc. (BB+/Ba1)
	1,785,000	6.875		05/01/18	2,057,212

Distributors(b) – 0.4%
AmeriGas Finance LLC/AmeriGas Finance Corp. (NR/Ba2)
	821,000	6.750		05/20/20	831,263
	1,170,000	7.000		05/20/22	1,193,400

					2,024,663

Electric(b) – 1.1%
Midwest Generation LLC (B/B2)
	6,029,190	8.560		01/02/16	5,727,731

Energy – Exploration & Production(b) – 20.6%
Bill Barrett Corp. (BB-/B1)
	856,000	7.000		10/15/22	830,320
BreitBurn Energy Partners LP (B/B3)
	538,000	8.625		10/15/20	571,625
	2,014,000	7.875	(c)	04/15/22	2,046,728
Carrizo Oil & Gas, Inc. (B/B3)
	3,609,000	8.625		10/15/18	3,802,984
Cimarex Energy Co. (BB+/Ba1)
	4,488,000	7.125		05/01/17	4,645,080
	2,634,000	5.875		05/01/22	2,666,925
Concho Resources, Inc. (BB+/B1)
	1,244,000	5.500		10/01/22	1,222,230
EV Energy Partners LP (B-/B3)
	1,075,000	8.000		04/15/19	1,105,906
Kodiak Oil & Gas Corp. (B-/Caa1)(c)
	1,350,000	8.125		12/01/19	1,425,938
Linn Energy LLC/Linn Energy Finance Corp. (B/B2)(c)
	4,715,000	6.250		11/01/19	4,549,975
Lone Pine Resources Canada Ltd. (B-/Caa2)(c)
	1,178,000	10.375		02/15/17	1,232,483
Newfield Exploration Co. (BB+/Ba2)
	1,292,000	6.625		04/15/16	1,322,685
Oasis Petroleum, Inc. (B/Caa1)
	276,000	7.250		02/01/19	287,040
	6,810,000	6.500		11/01/21	6,844,050
PetroBakken Energy Ltd. (CCC+/Caa1)(c)
	14,567,000	8.625		02/01/20	15,186,097
Petrohawk Energy Corp. (BBB+/Baa3)
	4,453,000	6.250		06/01/19	5,043,023
Plains Exploration & Production Co. (BB/B1)
	2,443,000	7.625		06/01/18	2,595,687
	396,000	8.625		10/15/19	445,500
	1,464,000	7.625		04/01/20	1,592,100
	3,738,000	6.625		05/01/21	3,910,882
	8,036,000	6.750		02/01/22	8,427,755
Quicksilver Resources, Inc. (B/B2)
	6,957,000	8.250		08/01/15	6,922,215
Quicksilver Resources, Inc. (B-/B3)
	4,308,000	7.125		04/01/16	3,952,590
Range Resources Corp. (BB/Ba3)
	1,479,000	7.250		05/01/18	1,560,345
	5,056,000	5.000		08/15/22	4,967,520
Samson Investment Co. (B/B1)(c)
	12,692,000	9.750		02/15/20	12,818,920
SM Energy Co. (BB/B1)
	1,253,000	6.625		02/15/19	1,321,915
Swift Energy Co. (B+/B3)
	746,000	7.125		06/01/17	772,110
	831,000	8.875		01/15/20	897,480
	4,640,000	7.875	(c)	03/01/22	4,779,200
Vanguard Natural Resources LLC/VNR Finance Corp. (B-/Caa1)
	1,152,000	7.875		04/01/20	1,143,636
Venoco, Inc. (B-/Caa1)
	1,450,000	8.875		02/15/19	1,328,563

					110,219,507

Energy – Independent(b) – 0.4%
Rosetta Resources, Inc. (BB-/Caa1)
	1,932,000	9.500		04/15/18	2,122,785

Finance – 14.3%
Air Lease Corp. (NR/NR)(b)(c)
	444,000	5.625		04/01/17	441,780
Ally Financial, Inc. (B+/B1)
	7,387,000	6.750		12/01/14	7,719,415
	1,403,000	6.750		12/01/14	1,466,135
	3,300,000	0.000	(b)(e)	06/15/15	2,730,750
	819,000	5.500		02/15/17	819,000
	410,000	6.250		12/01/17	422,813
CIT Group, Inc. (BB-/B1)(b)
	7,330,000	5.250		03/15/18	7,439,950
FCE Bank PLC (BBB-/Ba1)
EUR	500,000	7.250		07/15/13	701,859
	2,600,000	9.375		01/17/14	3,814,381
	5,594,000	4.750		01/19/15	7,665,886
GMAC International Finance BV (B+/B1)
	2,483,000	7.500		04/21/15	3,402,645

10          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Principal	Interest		Maturity
Amount	Rate		Date	Value

Unsecured Debt Obligations – (continued)
Finance – (continued)

International Lease Finance Corp. (BBB-/B1)
$1,115,000	0.927	%(d)	07/13/12	$1,106,638
941,000	5.250		01/10/13	953,939
2,806,000	6.375		03/25/13	2,876,150
5,295,000	5.875		05/01/13	5,387,662
6,346,000	5.625		09/20/13	6,472,920
1,675,000	4.875		04/01/15	1,654,062
1,950,000	5.875		04/01/19	1,891,500
iPayment, Inc. (CCC+/B3)(b)
2,441,000	10.250		05/15/18	2,233,515
JPMorgan Chase Capital XXII (BBB/A2)(b)
1,286,000	6.450		02/02/37	1,292,430
National Money Mart Co. (B+/B2)(b)
2,859,000	10.375		12/15/16	3,173,490
SLM Corp. (BBB-/Ba1)
9,500,000	6.250	(b)	01/25/16	9,873,393
2,669,000	6.000		01/25/17	2,767,916

				76,308,229

Health Care – Medical Products(b) – 5.0%
Alere, Inc. (B/B2)
4,727,000	7.875		02/01/16	4,927,898
Bausch & Lomb, Inc. (B/Caa1)
13,679,000	9.875		11/01/15	14,397,147
DJO Finance LLC/DJO Finance Corp. (B-/B3)
7,475,000	10.875		11/15/14	7,587,125

				26,912,170

Metals & Mining(b)(c) – 0.4%
FMG Resources (August 2006) Pty Ltd. (BB-/B1)
1,407,000	6.000		04/01/17	1,398,610
859,000	6.875		04/01/22	854,240

				2,252,850

Packaging(b) – 1.4%
Silgan Holdings, Inc. (BB-/Ba2)
173,000	7.250		08/15/16	194,625
7,450,000	5.000	(c)	04/01/20	7,412,750

				7,607,375

Paper(b) – 0.4%
Georgia-Pacific LLC (A-/Baa3)(c)
1,026,000	8.250		05/01/16	1,131,625
Xerium Technologies, Inc. (NR/B3)
1,047,000	8.875		06/15/18	903,037

				2,034,662

Services Cyclical – Rental Equipment(b) – 2.4%
B-Corp Merger Sub, Inc. (CCC+/Caa1)(c)
488,000	8.250		06/01/19	502,640
RSC Equipment Rental, Inc. (B-/Caa1)
11,836,000	9.500		12/01/14	12,161,490

				12,664,130

TOTAL UNSECURED DEBT OBLIGATIONS
(Cost $256,342,476)				$257,816,935

Convertible Debt Obligations – 0.7%
Energy – Exploration & Production(f) – 0.4%
PetroBakken Energy Ltd. (NR/NR)
$2,100,000	3.125%		02/08/16	$2,078,580

Noncaptive – Financial(b)(f) – 0.2%
Dollar Financial Corp. (NR/NR)
950,000	2.875		06/30/27	985,416

Pipelines(b)(f) – 0.1%
Carrizo Oil & Gas, Inc. (NR/NR)
691,000	4.375		06/01/28	685,625

TOTAL CONVERTIBLE DEBT OBLIGATIONS
(Cost $3,546,079)				$3,749,621

Municipal Debt Obligations – 4.3%
Alabama – 0.6%
Butler Industrial Development Board Solid Waste Disposal RB for Georgia Pacific Corp. Project Series 2004 (AMT) (A-/NR)
$3,350,000	5.750%		09/01/28	$3,405,409

New York – 1.8%
New York City Industrial Development Agency RB for Liberty Interactive Corp. Project Series 2005 (BBB-/Ba2)
9,495,000	5.000		09/01/35	9,497,469

Ohio – 0.5%
Ohio State Environmental Facilities RB for Ford Motor Co. Project Series 2005 (AMT) (BB+/Ba2)
2,475,000	5.750		04/01/35	2,484,405

Texas – 1.4%
Brazos Harbor Industrial Development Corp. Environmental Facilities RB for Dow Chemical Co. Project Series 2008 (BBB/NR)(d)(f)
2,000,000	5.900		05/01/38	2,155,020
Brazos River Harbor RB for Dow Chemical Co. Project Series 2002 (AMT) (BBB/NR)
5,020,000	5.125		05/15/33	5,141,383

				7,296,403

TOTAL MUNICIPAL DEBT OBLIGATIONS
(Cost $21,139,741)				$22,683,686

Shares	Description	Value

Private Common Equity(g) – 0.3%
Capital Markets – 0.3%
97,905	DeepOcean Group Holding	$1,566,480
(Cost $2,045,096)

The accompanying notes are an integral part of these financial statements.          11

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)
March 31, 2012

Shares	Rate		Value

Preferred Stocks – 1.3%
Ally Financial, Inc.
97,379	8.500	%(d)	$2,113,124
1,024	7.000	(c)	853,088
GMAC Capital Trust I(d)
181,734	8.125		4,196,238

TOTAL PREFERRED STOCKS
(Cost $7,084,544)			$7,162,450

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
(Cost $452,477,372)			$459,367,826

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Investment(h) – 12.7%
Repurchase Agreement – 12.7%
Joint Repurchase Agreement Account II
$67,700,000	0.147%	04/02/12	$67,700,000
(Cost $67,700,000)

TOTAL INVESTMENTS – 98.8%
(Cost $520,177,372)			$527,067,826

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%			6,431,373

NET ASSETS – 100.0%			$533,499,199

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at March 31, 2012. Senior Term Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-interbank Offered Rate and secondarily the prime rate offered by one or more major United States banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $105,941,339, which represents approximately 19.9% of net assets as of March 31, 2012.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2012.

(e)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Security with “Put” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(g)	Represents a security acquired on May 26, 2011 that is now restricted as to resale.

(h)	Joint repurchase agreement was entered into on March 30, 2012. Additional information appears on page 14.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service and are unaudited. A description of the ratings is available in the Fund’s Statement of Additional Information.

Currency Abbreviations:
EUR	—	Euro
GBP	—	British Pound

Investment Abbreviations:
AMT	—	Alternative Minimum Tax
NR	—	Not Rated
RB	—	Revenue Bond
WR	—	Withdrawn Rating

12          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At March 31, 2012, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Gain

Citibank NA	USD/EUR	06/11/12	$667,101	$3,667

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

	Contracts to	Settlement	Current	Unrealized
Counterparty	Buy/Sell	Date	Value	Loss

Citibank NA	USD/EUR	07/17/12	$7,072,927	$(346,856)
	USD/EUR	09/13/12	14,792,276	(185,216)
	USD/GBP	09/13/12	3,475,025	(20,416)

TOTAL				$(552,488)

SWAP CONTRACTS — At March 31, 2012, the Fund had the following swap contracts:

CREDIT DEFAULT SWAP CONTRACTS

						Market Value
		Notional	Rates		Credit	Upfront
	Referenced	Amount	Received	Termination	Spread at	Payments	Unrealized
Counterparty	Obligation	(000s)	(Paid)	Date	March 31, 2012(a)	Made (Received)	Gain (Loss)

Protection Purchased:
Citibank NA	Sprint Nextel Corp. 6.000%, 12/01/16	$675	(5.000)%	03/20/14	5.540%	$22,145	$(16,551)
Protection Sold:
Citibank NA	CDX North America High Yield Index 17	5,424	5.000	12/20/16	5.429	(117,895)	35,571
Credit Suisse First	Sprint Nextel Corp.
Boston Corp.	6.000%, 12/01/16	670	5.000	03/20/14	5.540	(21,503)	15,951

TOTAL						$(117,253)	$34,971

(a)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.          13

GOLDMAN SACHS CREDIT STRATEGIES FUND

Schedule of Investments (continued)
March 31, 2012

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2012, the Fund had undivided interests in the Joint Repurchase Agreement Account II, with a maturity date of April 2, 2012, as follows:

Principal Amount	Maturity Value	Collateral Allocation Value

$67,700,000	$67,700,829	$69,184,165

REPURCHASE AGREEMENTS — At March 31, 2012, the Principal Amount of the Fund’s interest in the Joint Repurchase Agreement Account II were as follows:

Counterparty	Interest Rate	Principal Amounts

BNP Paribas Securities Co.	0.150%	$27,508,486

Credit Suisse Securities LLC	0.070	3,236,292

Deutsche Bank Securities, Inc.	0.050	6,148,955

JPMorgan Securities LLC	0.190	13,006,659

Wells Fargo Securities LLC	0.160	17,799,608

TOTAL		$67,700,000

At March 31, 2012, the Joint Repurchase Agreement Account II was fully collateralized by:

Issuer	Interest Rates	Maturity Dates

Federal Home Loan Mortgage Corp.	3.000 to 4.500%	08/01/24 to 04/01/42

Federal National Mortgage Association	2.500 to 7.500	05/01/12 to 10/01/51

Government National Mortgage Association	3.500 to 5.000	12/15/39 to 02/15/42

U.S. Treasury Notes	0.625 to 9.250	04/02/12 to 05/15/19

14          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement of Assets and Liabilities
March 31, 2012

Assets:

Investments, at value (cost $452,477,372)	$459,367,826
Repurchase agreement, at value which equals cost	67,700,000
Cash	118,102
Foreign currencies, at value (cost $1,509,110)	1,512,533
Receivables:
Investments sold	16,633,507
Investments sold on an extended settlement basis	7,542,928
Interest	8,007,126
Fund shares sold	5,633,855
Collateral on certain derivative contracts	574,542
Unrealized gain on swap contracts	51,522
Upfront payments made on swap contracts	22,145
Unrealized gain on forward foreign currency exchange contracts	3,667
Other assets	5,015

Total assets	567,172,768

Liabilities:

Payables:
Investments purchased	10,542,754
Investments purchased on an extended settlement basis	15,951,833
Income distribution	5,747,841
Amounts owed to affiliates	632,989
Unrealized loss on forward foreign currency exchange contracts	552,488
Upfront payments received on swap contracts	139,398
Unrealized loss on swap contracts	16,551
Accrued expenses	89,715

Total liabilities	33,673,569

Net Assets:

Paid-in capital	525,287,747
Undistributed net investment income	1,435,715
Accumulated net realized gain	398,954
Net unrealized gain	6,376,783

NET ASSETS	$533,499,199

Shares Outstanding $0.001 par value (unlimited shares authorized):	50,438,504
Net asset value, offering and redemption price per share:(a)	$10.58

(a)	Maximum public offering price per share is $10.85.

The accompanying notes are an integral part of these financial statements.          15

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statement of Operations
For the Fiscal Year Ended March 31, 2012

Investment income:

Interest	$31,384,298
Dividends	546,684

Total investment income	31,930,982

Expenses:

Management fees	5,081,674
Service fees	1,178,039
Transfer Agent fees	762,251
Professional fees	173,035
Custody and accounting fees	140,439
Printing and mailing costs	105,383
Registration fees	28,701
Trustee fees	16,872
Other	24,017

Total expenses	7,510,411

Less — expense reductions	(1,590)

Net expenses	7,508,821

NET INVESTMENT INCOME	24,422,161

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments	4,235,284
Swap contracts	1,359,052
Forward foreign currency exchange contracts	2,105,297
Foreign currency transactions	(452,906)
Net change in unrealized gain (loss) on:
Investments	17,432
Swap contracts	34,971
Forward foreign currency exchange contracts	1,307,395
Foreign currency transactions	(69,003)

Net realized and unrealized gain	8,537,522

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,959,683

16          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Statements of Changes in Net Assets

	For the Fiscal	For the Fiscal
	Year Ended	Year Ended
	March 31, 2012	March 31, 2011

From operations:

Net investment income	$24,422,161	$25,494,546
Net realized gain	7,246,727	17,628,225
Net change in unrealized gain (loss)	1,290,795	(6,117,384)

Net increase in net assets resulting from operations	32,959,683	37,005,387

Distributions to shareholders:

From net investment income	(24,625,906)	(25,333,306)
From net realized gains	(13,812,892)	(14,893,765)

Total distributions to shareholders	(38,438,798)	(40,227,071)

From share transactions:

Proceeds from sales of shares	127,657,712	156,065,960
Reinvestment of distributions	2,844,042	25,721,041
Cost of shares redeemed	(123,320,924)	(78,443,334)

Net increase in net assets resulting from share transactions	7,180,830	103,343,667

TOTAL INCREASE	1,701,715	100,121,983

Net assets:

Beginning of year	531,797,484	431,675,501

End of year	$533,499,199	$531,797,484

Undistributed (distributions in excess of) net investment income	$1,435,715	$(200,872)

The accompanying notes are an integral part of these financial statements.          17

GOLDMAN SACHS CREDIT STRATEGIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year	of period	income(a)	gain	operations	income	gains	distributions

FOR THE FISCAL YEARS ENDED MARCH 31,
2012	$10.70	$0.51	$0.17	$0.68	$(0.51)	$(0.29)	$(0.80)
2011	10.75	0.56	0.26	0.82	(0.56)	(0.31)	(0.87)

FOR THE PERIOD ENDED MARCH 31,
2010 - (Commenced June 15, 2009)	10.00	0.48	0.82	1.30	(0.45)	(0.10)	(0.55)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.

18          The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

					Ratio of
		Net assets,	Ratio of	Ratio of	net investment
Net asset		end of	net expenses	total expenses	income
value, end	Total	period	to average	to average	to average	Portfolio
of period	return(b)	(in 000s)	net assets	net assets	net assets	turnover

$10.58	6.69%	$533,499	1.48%	1.48%	4.81%	215%
10.70	7.94	531,797	1.50	1.50	5.23	204

10.75	13.33	431,676	1.60 (c)	1.67 (c)	5.88 (c)	122

The accompanying notes are an integral part of these financial statements.          19

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements
March 31, 2012

1. ORGANIZATION

Goldman Sachs Credit Strategies Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “Act”) which commenced operations on June 15, 2009. The Fund seeks a total return comprised of income and capital appreciation. The Fund is organized as a Delaware statutory trust and was established by the Declaration of Trust as amended and restated on March 12, 2009. The Fund currently offers one class of common shares (the “Shares”). The Fund charges a maximum sales charge of 2.50% of the Fund’s offering price.
The Fund is an “interval fund”, a type of fund which, in order to provide some liquidity to shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value (“NAV”), pursuant to Rule 23c-3 under the Act.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. (“Goldman Sachs” or the “Distributor”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The Fund’s valuation policy is to value investments at fair value.
Debt securities for which market quotations are readily available are valued on the basis of quotations supplied by dealers or furnished by an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value.
Equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) of the investment company on the valuation date.
If quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades and bankruptcies.

B. Investment Income and Investments — Investment income is comprised of interest income and dividend income, and is recorded net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date with realized gains and losses on sales calculated using identified cost. Investment transactions are recorded on the

GOLDMAN SACHS CREDIT STRATEGIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

following business day for daily NAV calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

C. Expenses — Expenses incurred by the Fund, which may not specifically relate to the Fund, may be shared with other registered investment companies having management agreements with GSAM and Goldman Sachs Asset Management International (“GSAMI”), as appropriate. These expenses are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D. Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income, if any, is declared daily and paid quarterly and capital gains distributions, if any, are declared and paid annually.
Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within realized gain (loss) on foreign currency transactions.

F. Forward Foreign Currency Exchange Contracts — All forward foreign currency exchange contracts are marked to market daily at the applicable forward rate. Unrealized gains or losses on forward foreign currency exchange contracts are recorded by the Fund on a daily basis, and realized gains or losses are recorded on the settlement date of a contract.
Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The contractual amounts of forward foreign currency exchange contracts do not necessarily represent the amounts potentially subject to risk, and the overall risk at the portfolio level may be mitigated by any applicable related and offsetting transactions. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts.

G. Repurchase Agreements — The Fund may enter into repurchase agreements which involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Fund may be delayed or limited and there may be a decline in the value of the collateral during the period while the Fund seeks to assert its rights. The underlying securities for all repurchase agreements are held at the Fund’s custodian or designated sub-custodians under tri-party repurchase agreements.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
March 31, 2012

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Fund, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Fund maintains pro rata credit exposure to the underlying repurchase agreements’ counterparties. With the exception of certain transaction fees, the Fund is not subject to any expenses in relation to these investments.

H. Senior Term Loans — The Fund may invest in Senior Term Loans, which are not registered securities under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior Term Loans are portions of loans originated by banks and sold in pieces to investors, typically on an extended settlement basis. These floating rate loans (“Loans”) in which the Fund invests are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). The Fund invests in such Loans in the form of participations in Loans (“Participations”) or assignments of all or a portion of loans from third parties (“Assignments”). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. The Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded Loan Commitments represent the remaining obligation of the Fund to the borrower. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Senior Term Loan. All Senior Term Loans and Unfunded Loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Senior Term Loans including Unfunded Loan Commitments are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

I. Swap Contracts — Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund, are recorded as an asset and/or liability, and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations.
Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract. Therefore, GSAM considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statement of Assets and Liabilities. The Fund may pay or receive cash as collateral on these contracts which is recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures to cover its obligations under these contracts.

GOLDMAN SACHS CREDIT STRATEGIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund may invest in the following types of swaps:
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.
A credit default swap is an agreement that involves one party making a stream of payments to another party in exchange for the right to receive protection on a reference security or obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of the reference security or obligation or to take a short position with respect to the likelihood of default. The Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If the Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, the Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. The Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.
As a seller of protection, the Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if the Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation may be less than the premium payments received. Upon the occurrence of a specified credit event, the Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. The Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, the Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.
The maximum potential amount of future payments (undiscounted) that the Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where the Fund bought credit protection.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
March 31, 2012

3. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;
Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The levels used for classifying investments are not necessarily an indication of the risk associated with investing in those investments.
The following is a summary of the Fund’s investments and derivatives categorized in the fair value hierarchy as of March 31, 2012:

Investment Type	Level 1	Level 2	Level 3

Assets
Fixed Income
Secured Debt Obligations	$—	$166,388,654	$—
Unsecured Debt Obligations	—	257,816,935	—
Convertible Debt Obligations	—	3,749,621	—
Municipal Debt Obligations	—	22,683,686	—
Common Stock and/or Other Equity Investments	—	7,162,450	1,566,480
Short-term Investments	—	67,700,000	—

Total	$—	$525,501,346	$1,566,480

Derivative Type

Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$3,667	$—
Credit Default Swap Contracts	—	51,522	—

Total	$—	$55,189	$—

Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(552,488)	$—
Credit Default Swap Contracts	—	(16,551)	—

Total	$—	$(569,039)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

GOLDMAN SACHS CREDIT STRATEGIES FUND

3. FAIR VALUE OF INVESTMENTS (continued)

The following is a reconciliation of Level 3 investments for the year ended March 31, 2012:

Private Common
Equity

Beginning Balance as of April 1, 2011	$—
Realized gain (loss)	—
Unrealized gain (loss) relating to instruments still held at reporting date	(478,616)
Purchases	—
Sales	—
Transfers into Level 3	2,045,096
Transfers out of Level 3	—

Ending Balance as of March 31, 2012	$1,566,480

4. INVESTMENTS IN DERIVATIVES

The Fund may make investments in derivative instruments, including, but not limited to options, futures, swaps, swaptions and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and/or the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
During the fiscal year ended March 31, 2012, the Fund entered into certain derivative contract types. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The following table sets forth, by certain risk types, the gross value of these derivative contracts for trading activities as of March 31, 2012. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

	Statement of Assets		Statement of Assets
Risk	and Liabilities	Assets	and Liabilities	Liabilities
Credit	Receivable for unrealized gain on swap contracts	$51,522	Payable for unrealized loss on swap contracts	$(16,551	)(a)

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	3,667	Payable for unrealized loss on forward foreign currency exchange contracts	(552,488)

Total		$55,189		$(569,039)

(a)	Aggregate of amounts include $16,551, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. The amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
March 31, 2012

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the fiscal year ended March 31, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

		Net	Net Change in	Average
		Realized	Unrealized	Number of
Risk	Statement of Operations	Gain (Loss)	Gain (Loss)	Contracts(a)
Interest	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	$(252,222)	$—	1

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	1,611,274	34,971	2

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	2,105,297	1,307,395	13

Total		$3,464,349	$1,342,366	16

(a)	Average number of contracts is based on the average of month end balances for the fiscal year ended March 31, 2012.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.
For the fiscal year ended March 31, 2012, the contractual management fee with GSAM was at the following rates:

Contractual Management Rate
First	Next	Next	Next	Over	Effective
$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate

1.00%	0.90%	0.86%	0.84%	0.82%	1.00%

B. Service Plan — The Fund has adopted a Service Plan (the “Plan”). Under the Plan, Goldman Sachs is entitled to receive a fee (“Service fee”) equal to, on an annual basis, up to 0.25% of the Fund’s average daily net assets attributed to the Shares. This fee is for personal and account maintenance services, and may be used to make payments: (i) to Goldman Sachs, or (ii) by Goldman Sachs to certain brokers, dealers and financial service firms that have entered into agreements with Goldman Sachs to provide such services.

C. Distribution Agreement — Goldman Sachs also serves as distributor of the Shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs will receive no compensation for its services as Distributor.

GOLDMAN SACHS CREDIT STRATEGIES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

D. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to a Transfer Agency Agreement. The fee charged for such transfer agency services is accrued daily and paid monthly at an annual rate of 0.15% of the average daily net assets of the Shares.

E. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding management fees, service fees, transfer agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.204% of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. These Other Expense limitations may be modified or terminated at any time at the option of GSAM. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction in the Fund’s expenses.
As of March 31, 2012, the amounts owed to affiliates were (in thousands) $452, $113 and $68 for management, service, and transfer agent fees, respectively.

F. Line of Credit Facility — As of March 31, 2012, the Fund participated in a $580,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Fund and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $920,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2012, the Fund did not have any borrowings under the facility. Effective May 8, 2012, the amount available through the facility increased to $630,000,000.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2012, were $1,001,670,899 and $1,033,812,378, respectively.

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2012, in the amount of $33,071,700 and $5,367,098 was ordinary income and long-term capital gains, respectively. The tax character of distributions paid during the fiscal year ended March 31, 2011, in the amount of $37,904,718 and $2,322,353, was ordinary income and long-term capital gains, respectively.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
March 31, 2012

7. TAX INFORMATION (continued)

As of March 31, 2012, the Fund’s components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$12,394,288

Timing differences (Income Distribution Payable and Post October Loss Deferrals)	(10,732,392)
Unrealized gains — net	6,549,556

Total accumulated earnings — net	$8,211,452

As of March 31, 2012, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$520,566,750

Gross unrealized gain	10,917,111
Gross unrealized loss	(4,416,035)

Net unrealized security gain	$6,501,076

Net unrealized gain on other investments	48,480

Net unrealized gain	$6,549,556

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable to wash sales, net mark-to-market gains (losses) on foreign currency exchange contracts, and differences in the tax treatment of swap transactions.
In order to present certain components of the Fund’s capital accounts on a tax-basis, the Fund reclassified $1,840,332 from accumulated net realized gain to undistributed net investment income. This reclassification has no impact on the net asset value of the Fund and result primarily from differences in the tax treatment of consent fees, foreign currency exchange transactions and swap transactions.
GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior two years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS CREDIT STRATEGIES FUND

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — The Fund may hold foreign securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Liquidity Risk — The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentration Risk — As a result of the Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so concentrated.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Notes to Financial Statements (continued)
March 31, 2012

10. SHARES OF BENEFICIAL INTEREST

Each quarter, the Board of Trustees, in its sole discretion, will determine the number of Shares that the Fund will offer to repurchase (the “Repurchase Offer Amount”) for a particular Repurchase Offer (defined below). The Repurchase Offer Amount will be at least 5% but not more than 25% of the total number of Shares outstanding on the date by which a shareholder can tender their Shares in response to a Repurchase Offer (“Repurchase Request Deadline”). In connection with any given Repurchase Offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares on the Repurchase Request Deadline. If shareholders tender more than the Repurchase Offer Amount for a particular Repurchase Offer, the Fund may repurchase up to an additional 2% of the Shares outstanding on the Repurchase Request Deadline. The Fund may not be able to repurchase the entire amount of Shares a shareholder has tendered in a Repurchase Request for a particular Repurchase Offer if the aggregate tenders exceed the Repurchase Offer Amount and, when applicable, up to the additional 2% of Shares offered to be repurchased by the Fund.
For the fiscal year ended March 31, 2012, the Fund extended the following Repurchase Offers:

Repurchase	Percentage of Outstanding	Amount of Shares
Request	Shares the Fund Offered	the Fund Offered	Number of Shares
Deadline	to be Repurchased	to Repurchase	Tendered

6/17/2011	8%	5,086,504	4,982,846

9/16/2011	10	4,792,893	2,415,205

12/16/2011	10	4,895,900	2,458,842

3/16/2012	10	5,115,036	1,903,268

The Fund is authorized to issue an unlimited number of shares and at the date of this report has registered 125,100,000 shares, par value $0.001 each. Transactions in shares of beneficial interest were as follows:

	For the Fiscal Year Ended	For the Fiscal Year Ended
	March 31, 2012	March 31, 2011

Shares sold	12,206,573	14,491,244
Reinvestment of distributions	274,962	2,416,970
Shares repurchased	(11,760,161)	(7,360,068)

Net increase	721,374	9,548,146

GOLDMAN SACHS CREDIT STRATEGIES FUND

11. OTHER MATTERS

New Accounting Pronouncement — In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective for interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Financial Accounting Standards Board (FASB) Topic 820, Fair Value Measurement. The amendments are the result of the work by the FASB and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. GSAM is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund’s financial statements.
In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and IFRSs, was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by FASB and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAM is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund’s financial statements.

Other Matters — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Fund currently relies on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

12. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Credit Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Credit Strategies Fund (the “Fund”), at March 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2012 by correspondence with the custodian, brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 24, 2012

GOLDMAN SACHS CREDIT STRATEGIES FUND

Fund Expenses — Six Month Period Ended March 31, 2012 (Unaudited)

As a shareholder of Common Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees; service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2011 through March 31, 2012.

Actual Expenses — The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid for the
	Account Value	Account Value	6 months ended
Common Shares	10/01/11	3/31/12	3/31/12*
Actual	$1,000.00	$1,089.60	$7.72
Hypothetical 5% return	1,000.00	1,017.61 +	7.45

*	Expenses are calculated using the Fund’s annualized net expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratio for the period was 1.48%.
+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratio and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
Ashok N. Bakhru Age: 70	Chairman of the Board of Trustees	Since 2009	Mr. Bakhru is retired. He is President, ABN Associates (1994-1996 and 1998-Present); Director, Apollo Investment Corporation (a business development company) (2008-Present); Member of Cornell University Council (1992-2004 and 2006-Present); and was formerly Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex.	104	Apollo Investment Corporation (a business development company)

Donald C. Burke Age: 51	Trustee	Since 2010	Mr. Burke is retired. He is Director, Avista Corp. (2011-Present); and he was formerly a Director, BlackRock Luxembourg and Cayman Funds (2006-2010); President and Chief Executive Officer, BlackRock U.S. Funds (2007-2009); Managing Director, BlackRock, Inc. (2006-2009); Managing Director, Merrill Lynch Investment Managers, L.P. (“MLIM”) (2006); First Vice President, MLIM (1997-2005); Chief Financial Officer and Treasurer, MLIM U.S. Funds (1999-2006). Trustee — Goldman Sachs Mutual Fund Complex.	104	Avista Corp. (an energy company)

John P. Coblentz, Jr. Age: 71	Trustee	Since 2009	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Diana M. Daniels Age: 62	Trustee	Since 2009	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is a Vice Chairman of the Board of Trustees, Cornell University (2009-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Joseph P. LoRusso Age: 54	Trustee	Since 2010	Mr. LoRusso is retired. Formerly, he was President, Fidelity Investments Institutional Services Co. (“FIIS”) (2002-2008); Director, FIIS (2002-2008); Director, Fidelity Investments Institutional Operations Company (2003-2007); Executive Officer, Fidelity Distributors Corporation (2007-2008). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Jessica Palmer Age: 63	Trustee	Since 2009	Ms. Palmer is retired. She is Director, Emerson Center for the Arts and Culture (2011-Present); and was formerly a Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-2009). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

Richard P. Strubel Age: 72	Trustee	Since 2009	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Mutual Fund Complex.	104	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees). Gildan Activewear Inc. (a clothing marketing and manufacturing company).

GOLDMAN SACHS CREDIT STRATEGIES FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]
James A. McNamara* Age: 49	President and Trustee	Since 2009	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007). Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	104	None

Alan A. Shuch* Age: 62	Trustee	Since 2009	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee — Goldman Sachs Mutual Fund Complex.	104	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Peter V. Bonanno. Information is provided as of March 31, 2012.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of March 31, 2012, the Trust consisted of 90 portfolios (87 of which offered shares to the public). Goldman Sachs Variable Insurance Trust consisted of 12 portfolios (11 of which offered shares to the public).
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS CREDIT STRATEGIES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 49	President and Trustee	Since 2009
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

George F. Travers 30 Hudson Street Jersey City, NJ 07302 Age: 44	Senior Vice President and Principal Financial Officer	Since 2009
Managing Director, Goldman Sachs (2007-present); Managing Director, UBS Ag (2005-2007); and Partner, Deloitte & Touche LLP (1990-2005, partner from 2000-2005).

Senior Vice President and Principal Financial Officer — Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2009
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary — Goldman Sachs Mutual Fund Complex (2003-2006).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 40	Treasurer and Senior Vice President	Since 2009
Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Treasurer — Goldman Sachs Mutual Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Mutual Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of May 31, 2012.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Credit Strategies Fund Tax Information (Unaudited)

For the year ended March 31, 2012, 1.06% of the dividends paid from net investment company taxable income by the Credit Strategies Fund qualify for the dividends received deduction available to corporations.

Pursuant to Section 852 of the Internal Revenue Code, the Credit Strategies Fund designates $5,367,098, or, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended March 31, 2012.

Pursuant to Section 871(k) of the Internal Revenue Code, the Credit Strategies Fund designates $8,445,794, as short-term capital gain dividends paid during the fiscal year ended March 31, 2012.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With $702.0 billion in assets under management as of March 31, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]Financial Square Fundssm
■ Financial Square Tax-Exempt Funds
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund
Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Short Duration Income Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
■ Strategic Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund
■ U.S. Mortgages Fund
■ High Yield Fund
■ High Yield Floating Rate Fund

■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund
Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Focused Growth Fund
■ Small/Mid Cap Growth Fund
■ Flexible Cap Growth Fund
■ Concentrated Growth Fund
■ Technology Tollkeeper Fund
■ Growth Opportunities Fund
■ Rising Dividend Growth Fund
■ U.S. Equity Fund
Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund

■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund
Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)
■ N-11 Equity Fund
■ Brazil Equity Fund
■ China Equity Fund
■ Korea Equity Fund
■ India Equity Fund
Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund
■ Managed Futures Strategy Fund
Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide. Pensions&Investments, June 2011.
[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.
Financial Square Fundssm is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, are available (I) without charge, upon request by calling 1-800-526-7384; and (II) on the Securities and Exchange Commission (”SEC”) Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q will be available on the SEC’s website at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Form N-Q, when available, may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Holdings and allocations shown are as of March 31, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 72199.MF.MED.TMPL/5/2012 CRSTRATAR12 / 1K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Goldman Sachs Credit Strategies Fund.

	2012	2011	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$68,691	$65,675	Financial Statement audits.

Audit-Related Fees:

• PwC	$0	$1,588	Other attest services.

Tax Fees:

• PwC	$4,000	$0	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Credit Strategies Fund’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Credit Strategies Fund pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2012	2011	Description of Services Rendered

Audit-Related Fees:

• PwC	$852,000	$1,333,000	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Goldman Sachs Credit Strategies Fund. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Credit Strategies Fund (the “Trust”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Trust may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to the Trust’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to the Trust, the Audit Committee will pre-approve those non-audit services provided to the Trust’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to the Trust) where the engagement relates directly to the operations or financial reporting of the Trust.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Trust’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Trust’s service affiliates listed in Table 2 were approved by the Trust’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to the Trust by PwC for the years ended March 31, 2012 and March 31, 2011 were approximately $4,000 and $1,588 respectively. The aggregate non-audit fees billed to the Trust’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2011 and December 31, 2010 were approximately $11.6 million and $10.3 million respectively. With regard to the aggregate non-audit fees billed to the Trust’s adviser and service affiliates, the 2011 and 2010 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Trust’s operations or financial reporting.

Item 4(h) — The Trust’s Audit Committee has considered whether the provision of non-audit services to the Trust’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
PROXY VOTING
     The Fund has delegated the voting of portfolio securities to the Investment Adviser. The Investment Adviser has adopted policies and procedures (the “Policy”) for the voting of proxies on behalf of client accounts for which the Investment Adviser has voting discretion, including the Fund. Under the Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.
     The principles and positions reflected in the Policy are designed to guide the Investment Adviser in voting proxies, and not necessarily in making investment decisions. The Investment Adviser periodically reviews the Policy to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.
     Public Equity Investments. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized follows proxy voting guidelines (the “Guidelines”). The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals.
     The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”) to assist in the implementation of certain proxy voting-related functions. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and recommendations, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations.
     The Proxy Service assists in the implementation and administration of the proxy voting function. The Proxy Service assists the Investment Adviser in the proxy voting process by providing operational, recordkeeping and reporting services. In addition, the Proxy Service produces Recommendations as previously discussed and provides assistance in the development and maintenance of the GSAM Guidelines.
     GSAM conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.
     The Investment Adviser has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include the Investment Adviser’s use of the Guidelines and recommendations and the override process, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc.
     Fixed Income and Private Investments. Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Fund’s managers based on their assessment of the particular transactions or other matters at issue.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
FUND MANAGERS*

Liberty Harbor Portfolio Management Team

■	The Liberty Harbor team consists of over 20 investment professionals and manages over $5 billion in assets.
■	The team is led by Gregg Felton who has over 14 years of investment experience, with specific expertise in opportunistic corporate credit investing.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History
Gregg Felton Managing Director, Chief Investment Officer	Portfolio Manager— Credit Strategies	Since 2009	Mr. Felton is the head of the Liberty Harbor team and the Chief Investment Officer of Liberty Harbor, the credit alternatives platform at GSAM. He joined the Investment Adviser in 2006. From 2000 to 2006, Mr. Felton led Amaranth Advisors’ global corporate credit investment team.

David Frechette Managing Director	Portfolio Manager— Credit Strategies	Since 2010	Mr. Frechette is a portfolio manager for the Credit Strategies Fund and various other opportunistic credit portfolios. He joined the Investment Adviser in 2006. Prior to joining the firm, Mr. Frechette was a Managing Director in the Global Investments Group at Amaranth Advisors. Before joining Amaranth, he was a member of the Leverage Finance and Sponsor Coverage Group at CIBC World Markets.

Salvatore Lentini Managing Director, Head of Credit Trading	Portfolio Manager— Credit Strategies	Since 2010	Mr. Lentini is the Head of Credit Trading for the Liberty Harbor team and a portfolio manager for the Credit Strategies Fund and various other opportunistic credit portfolios. He joined the Investment Adviser in 2006. Prior to joining the firm, Mr. Lentini was a managing director in the Global Investments Group at Amaranth Advisors.

Accountability for the portfolio resides with the lead portfolio managers, Gregg Felton, David Frechette and Salvatore Lentini, who oversee the portfolio construction process.

*	The information is as of March 31, 2012.
Portfolio Managers — Other Accounts Managed by the Portfolio Managers
     The following table discloses other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management.

	Number of Other Accounts Managed						Number of Accounts and Total Assets for Which
	and Total Assets by Account Type*						Advisory Fee is Performance Based*
	Registered						Registered
	Investment		Other Pooled Investment		Other		Investment		Other Pooled
	Companies		Vehicles		Accounts		Companies		Investment Vehicles		Other Accounts
		Assets	Number	Assets	Number	Assets	Number	Assets	Number	Assets		Assets
Name of Portfolio	Number of	Managed	of	Managed	of	Managed	of	Managed	of	Managed	Number of	Managed
Manager	Accounts	(mm)	Accounts	(mm)	Accounts	(mm)	Accounts	(mm)	Accounts	(mm)	Accounts	(mm)
Credit Strategies Fund
Greg Felton	1	528.6	9	3709.2	1	300.2	0	0	7	2241	0	0
David Frechette	1	528.6	9	3709.2	1	300.2	0	0	7	2241	0	0
Salvatore Lentini	1	528.6	9	3709.2	1	300.2	0	0	7	2241	0	0

*	The information is as of March 31, 2012.
     Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
     The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Investment Adviser seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of other accounts, see “Potential Conflicts of Interest — Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Fund and Other Goldman Sachs Accounts and Potential Conflicts Relating to Goldman Sachs’ and the Investment Adviser’s Proprietary Activities and Activities on Behalf of Other Accounts,” in the Fund’s Statement of Additional Information, dated July 29, 2011.
Portfolio Managers — Compensation
     Compensation for GSAM portfolio managers is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.
     The benchmark for measuring performance of the Fund is the Bank of America/Merrill Lynch USD LIBOR 1-Month Constant Maturity Index.
     The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.
     Other Compensation. In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Portfolio Managers — Portfolio Managers’ Ownership of Shares of the Funds They Manage
     The following table shows the portfolio managers’ ownership of Shares of the Fund as of March 31, 2012:

Dollar Range of Equity Securities
Beneficially
Name of Portfolio Manager	Owned by Portfolio Manager
Gregg Felton	Credit Strategies Fund: Over $1 million
Salvatore Lentini	Credit Strategies Fund: $50,001–$100,000
David Frechette	Credit Strategies Fund: $100,001–$500,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Goldman Sachs Credit Strategies Fund’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on June 3, 2010.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Credit Strategies Fund

/s/ James A. McNamara

By: James A. McNamara
Principal Executive Officer of
Goldman Sachs Credit Strategies Fund

Date: June 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara
By: James A. McNamara
Principal Executive Officer of
Goldman Sachs Credit Strategies Fund

Date: June 4, 2012

/s/ George F. Travers
By: George F. Travers
Principal Financial Officer of
Goldman Sachs Credit Strategies Fund

Date: June 4, 2012